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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 4,  2002
                                                --------------------------------



                      INTEGRATED INFORMATION SYSTEMS, INC.
        ----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                        29947                 86-0624332
          --------                        -----                 ----------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                 1480 SOUTH HOHOKAM DRIVE, TEMPE, ARIZONA 85281
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code  (480) 317-8000
                                                   ---------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     Attached hereto as Exhibit 99.1 is a copy of Integrated Information Systems, Inc.'s press released dated June 4, 2002 titled "IIS Common Stock To Trade On The Nasdaq SmallCap Market".



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT
NUMBER     DESCRIPTION

99.1       Press release of Integrated Information Systems, Inc. dated
           June 4, 2002.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTEGRATED INFORMATION SYSTEMS, INC.



Date:  June 4, 2002                  By: /s/ James G. Garvey, Jr.
                                         ---------------------------------------
                                         James G. Garvey, Jr.
                                         (President and Chief Executive Officer)


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